                                                                  Exhibit 24.1

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 17th day of December, 1996.

                                      GARTNER GROUP, INC.

                                      By:  /s/  MANUEL A. FERNANDEZ
                                         ---------------------------------
                                            Manuel A. Fernandez
                                            President, Chairman of the Board and
                                            Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSON BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Manuel A. Fernandez and John F. Halligan, and each of them acting individually, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said Report.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

          NAME                                    TITLE                               DATE

 /s/  MANUEL A. FERNANDEZ          Director, President, Chairman of the        December 17, 1996
 ------------------------           Board and Chief Executive Officer
   Manuel A. Fernandez                (Principal Executive Officer)


 /s/  JOHN F. HALLIGAN              Executive Vice President and Chief         December 17, 1996
  --------------------            Financial Officer (Principal Financial
   John F. Halligan                      and Accounting Officer)


 /s/  MAX HOPPER                                 Director                      December 17, 1996
 ---------------
   Max Hopper


 /s/  JOHN P. IMLAY                              Director                      December 17, 1996
 ------------------
   John P. Imlay


 /s/  STEPHEN G. PAGLIUCA                        Director                      December 17, 1996
 ------------------------
   Stephen G. Pagliuca


 /s/  DENNIS G. SISCO                            Director                      December 17, 1996
 --------------------
   Dennis G. Sisco


 /s/  WILLIAM O. GRABE                           Director                      December 17, 1996
 ---------------------
   William O. Grabe